Prospectus and Statement of
Additional Information Supplement

January 28, 2026

Morgan Stanley ETF Trust

Supplement dated January 28, 2026 to the Morgan Stanley ETF Trust Prospectus and Statement of Additional Information dated January 28, 2026

Eaton Vance CLO Investment Grade Income ETF (the "Fund")

The Fund is not currently offered for sale or available for purchase by investors.

Please retain this supplement for future reference.

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